                                                                    Exhibit 99.2

                                                            [PULITZER INC. LOGO]

FOR IMMEDIATE RELEASE

                                                      900 North Tucker Boulevard
                                                       St. Louis, Missouri 63101
                                                                Tel 314/340-8402
                                                                Fax 314/340-3125

                                              For further information, contact
                                              James V. Maloney, Director of
                                              Shareholder Relations
                                              (314) 340-8402

                       PULITZER INC. REPORTS NINTH-PERIOD
                 REVENUE FOR FOUR WEEKS ENDED SEPTEMBER 26, 2004

         ST. LOUIS, October 19, 2004 -- Pulitzer Inc. (NYSE: PTZ) today announced that revenue increased 4.9 percent for the four-week accounting period ended September 26, 2004 and 5.5 percent for the thirty-nine-week year-to-date period when compared to the respective 2003 periods. September 2004 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased 5.2 percent, with increases of 1.7 percent at the St. Louis operations and 14.5 percent at PNI.

         On a comparable basis, excluding the results of PNI acquisitions absent in the comparable periods of 2003 and 2004, total revenue increased 4.4 percent for the four-week period ended September 26, 2004 and increased 4.7 percent for the thirty-nine-week year-to-date period. Total comparable advertising revenue increased 4.6 percent for the four-week period ended September 26, 2004 and increased 5.6 percent for the thirty-nine-week year-to-date period. Ninth-period 2004 comparable advertising revenue increased 1.7 percent at the St. Louis operations and 12.3 percent at PNI. Comparable advertising revenue increased 4.2 percent at the St. Louis operations and 9.2 percent at PNI for the thirty-nine-week year-to-date period.

         The principal components of the ninth-period comparable advertising revenue results for St. Louis and PNI were:

- Comparable retail advertising revenue, including preprints, increased 10.8 percent. Comparable retail ROP revenue increased 4.7 percent, principally due to gains in the specialty stores, grocery, home improvement, and department store segments, as well as gains in local territory revenue, which increased 11.9 percent in St. Louis. These gains were partially offset by weakness in the electronics, entertainment, and furniture categories. Comparable retail ROP revenue increased 2.3 percent in St. Louis and increased 9.5 percent at PNI. Comparable retail preprint revenue increased 31.5 percent in St. Louis and 11.5 percent at PNI.

                                     -more-

Page Two
Pulitzer Inc. Period 9 Revenues

- Comparable ninth-period national advertising revenue, including preprints, decreased 21.8 percent versus 2003, principally due to weakness in the pharmaceutical and travel categories, partially offset by gains in the telecommunication segment. Comparable national preprint revenue decreased
      41.4 percent for the period and comparable national ROP revenue decreased
      16.7 percent. Comparable national advertising revenue, including preprints, decreased 22.9 percent in St. Louis and increased 2.4 percent at PNI.

-     Comparable ninth-period classified revenue increased 4.3 percent versus
      2003.

                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003

                                                                                   Total Pulitzer,
                                                                                      including
                                                                         Tucson        Tucson
                                                            Total       Newspaper     Newspaper
      YEAR-TO-DATE            St. Louis       PNI         Pulitzer       Agency         Agency
      ------------            ---------       ---         --------       ------        ------
Help Wanted                      3.8%         35.3%         11.1%         14.8%         11.6%
                                ----          ----          ----          ----          ----
Automotive                     (12.8%)        (3.8%)       (10.8%)        17.7%         (7.8%)
                                ----          ----          ----          ----          ----
Real Estate                      5.3%         18.3%          9.2%         (2.2%)         8.2%
                                ----          ----          ----          ----          ----
Total Classified Revenue
                                 0.0%         16.4%          4.3%          6.2%          4.5%
                                ----          ----          ----          ----          ----

                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003

                                                                                   Total Pulitzer,
                                                                                      including
                                                                         Tucson        Tucson
                                                            Total       Newspaper      Newspaper
      YEAR-TO-DATE            St. Louis       PNI         Pulitzer       Agency         Agency
      ------------            ---------       ---         --------       ------        ------
Help Wanted                      9.6%        33.6%          15.0%         32.9%         17.1%
                                ----         ----           ----          ----          ----
Automotive                       4.8%         2.3%           4.2%          7.9%          4.6%
                                ----         ----           ----          ----          ----
Real Estate                      7.9%        17.4%          10.7%         (3.5%)         9.4%
                                ----         ----           ----          ----          ----
Total Classified Revenue
                                 7.3%        16.1%           9.6%         12.6%          9.9%
                                ----         ----           ----          ----          ----

      September 2004 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 10.4 percent and total advertising revenue increased 11.9 percent. TNI retail revenue, including preprints, increased 14.3 percent with a 6.4 percent increase in retail ROP and a 38.3 percent increase in retail preprint revenue. Local territory revenues increased 12.9 percent for the period. TNI national revenue, including preprints, increased 41.7 percent. September classified revenue increased 6.2 percent.

                                     -more-

Page Three
Pulitzer Inc. Period 9 Revenues

      Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Ariz., and, through its Pulitzer Newspapers, Inc. ("PNI") subsidiary, 12 other dailies and more than 65 weekly newspapers, shoppers and niche publications. The PNI dailies are The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; The Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wis. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 38 weekly papers and various niche publications.

      The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.

NOTES:

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.

                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                                                 Four Weeks       Four Weeks
                                                                   Ended            Ended
                                                                September 26,    September 28,
                                                                    2004         2003 (Note 3)      Change
                                                                -------------    -------------      ------
CONSOLIDATED OPERATING REVENUE (Note 1):
  Advertising:
    Retail                                                        $  9,823         $  9,300            5.6%
    National                                                         2,001            2,402          (16.7%)
    Classified                                                      10,768           10,267            4.9%
                                                                  --------         --------          -----
     Total                                                          22,592           21,969            2.8%
    Preprints                                                        5,429            4,669           16.3%
                                                                  --------         --------          -----
     Total Advertising                                              28,021           26,638            5.2%
  Circulation                                                        6,239            6,142            1.6%
  Other                                                                696              536           29.9%
                                                                  --------         --------          -----
     Total                                                        $ 34,956         $ 33,316            4.9%
                                                                  ========         ========          =====

OPERATING REVENUE OF CONSOLIDATED SUBSIDIARIES:
  St. Louis Operations (Note 2):
    Advertising                                                   $ 19,714         $ 19,382            1.7%
    Circulation                                                      4,673            4,569            2.3%
    Other                                                              331              131          152.7%
                                                                  --------         --------          -----
     Total                                                        $ 24,718         $ 24,082            2.6%
                                                                  ========         ========          =====

  Pulitzer Newspapers, Inc.
    Advertising                                                   $  8,307         $  7,256           14.5%
    Circulation                                                      1,566            1,573           (0.4%)
    Other                                                              365              405           (9.9%)
                                                                  --------         --------          -----
     Total                                                        $ 10,238         $  9,234           10.9%
                                                                  ========         ========          =====

OPERATING REVENUE OF UNCONSOLIDATED NEWSPAPER JOINT VENTURE:
  Pulitzer's 50% share of Tucson Newspaper Agency:
    Advertising                                                   $  3,446         $  3,079           11.9%
    Circulation                                                        841              846           (0.6%)
    Other                                                               85               35          142.9%
                                                                  --------         --------          -----
     Total                                                        $  4,372         $  3,960           10.4%
                                                                  ========         ========          =====

                                                                   39 Weeks         39 Weeks
                                                                    Ended            Ended
                                                                 September 26,    September 28,
                                                                     2004         2003 (Note 3)   Change
                                                                 -------------    -------------   ------
CONSOLIDATED OPERATING REVENUE (Note 1):
  Advertising:
    Retail                                                         $ 88,854         $ 85,000         4.5%
    National                                                         18,689           20,768       (10.0%)
    Classified                                                      103,383           93,318        10.8%
                                                                   --------         --------       -----
     Total                                                          210,926          199,086         5.9%
    Preprints                                                        48,017           44,023         9.1%
                                                                   --------         --------       -----
     Total Advertising                                              258,943          243,109         6.5%
  Circulation                                                        61,119           60,323         1.3%
  Other                                                               5,456            5,164         5.7%
                                                                   --------         --------       -----
     Total                                                         $325,518         $308,596         5.5%
                                                                   ========         ========       =====

OPERATING REVENUE OF CONSOLIDATED SUBSIDIARIES:
  St. Louis Operations (Note 2):
    Advertising                                                    $183,294         $175,986         4.2%
    Circulation                                                      45,611           44,746         1.9%
    Other                                                             1,662            1,200        38.5%
                                                                   --------         --------       -----
     Total                                                         $230,567         $221,932         3.9%
                                                                   ========         ========       =====

  Pulitzer Newspapers, Inc.
    Advertising                                                    $ 75,649         $ 67,123        12.7%
    Circulation                                                      15,508           15,577        (0.4%)
    Other                                                             3,794            3,964        (4.3%)
                                                                   --------         --------       -----
     Total                                                         $ 94,951         $ 86,664         9.6%
                                                                   ========         ========       =====

OPERATING REVENUE OF UNCONSOLIDATED NEWSPAPER JOINT VENTURE:
  Pulitzer's 50% share of Tucson Newspaper Agency:
    Advertising                                                    $ 31,927         $ 30,496         4.7%
    Circulation                                                       8,492            8,576        (1.0%)
    Other                                                               389              348        11.8%
                                                                   --------         --------       -----
     Total                                                         $ 40,808         $ 39,420         3.5%
                                                                   ========         ========       =====

                                  -continued-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

Note 1

Year-to-year comparisons are affected by acquisitions of weekly newspapers, shoppers, and niche publications within the last 12 months that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the acquisitions for comparable ownership periods in each year, advertising and total revenues would have increased as follows:

                           Four Weeks            39 Weeks
                        Comparable Change    Comparable Change
                       ------------------    -----------------
                        Total                 Total
                       Pulitzer    PNI       Pulitzer    PNI
                       --------    ----      --------    ---
Advertising Revenue      4.6%      12.3%       5.6%      9.2%
Total Revenue            4.4%       9.1%       4.7%      6.6%

Note 2

Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

Note 3

Certain reclassifications have been made to the 2003 financial statements and statistical data to conform with the presentation made in 2004.

                                    - more -

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT

SELECTED STATISTICAL INFORMATION

                                                 Four Weeks     Four Weeks                 39 Weeks        39 Weeks
                                                   Ended          Ended                     Ended           Ended
                                               September 26,   September 28,             September 26,   September 28,
                                                    2004       2003 (Note 3)   Change        2004        2003 (Note 3)  Change
                                               -------------   -------------   -------   -------------   -------------  -------
ADVERTISING LINAGE (in thousands of inches):

ST. LOUIS POST-DISPATCH:
 Advertising Inches
    Full run (all zones)
      Retail                                        56.3            60.4        (6.8%)        539.0           542.9      (0.7%)
      National                                      12.3            15.6       (21.2%)        124.0           142.0     (12.7%)
      Classified                                    80.0            86.2        (7.2%)        744.1           773.5      (3.8%)
                                                   -----           -----       -----        -------         -------     -----
        Total                                      148.6           162.2        (8.4%)      1,407.1         1,458.4      (3.5%)
    Part run (Retail/Classified)                    33.6            41.9       (19.8%)        371.9           360.1       3.3%
                                                   -----           -----       -----        -------         -------     -----
        Total Inches                               182.2           204.1       (10.7%)      1,779.0         1,818.5      (2.2%)
                                                   =====           =====       =====        =======         =======     =====
TUCSON NEWSPAPER AGENCY:
 Star/Citizen advertising inches
    Full run (all zones)
      Retail                                       108.6           106.4         2.1%       1,055.9         1,093.3      (3.4%)
      National                                       5.6             5.9        (5.1%)         52.9            65.5     (19.2%)
      Classified                                   135.8           123.6         9.9%       1,260.6         1,172.1       7.6%
                                                   -----           -----       -----        -------         -------     -----
        Total                                      250.0           235.9         6.0%       2,369.4         2,330.9       1.7%
    Part run (Retail/Classified) (Note 3)            1.8             2.2       (18.2%)         15.7            22.5     (30.2%)
                                                   -----           -----       -----        -------         -------     -----
        Total Inches                               251.8           238.1         5.8%       2,385.1         2,353.4       1.3%
                                                   =====           =====       =====        =======         =======     =====

                                  - continued -

                                                      Period Average                         Year-to-Date Average
                                                  -----------------------                  ------------------------
                                                   2004             2003       Change        2004            2003       Change
                                                   ----             ----       ------        ----            ----       ------
CIRCULATION (Note 4):

ST. LOUIS POST-DISPATCH:
    Daily                                         293,789         296,749       (1.0%)      283,362         286,619      (1.1%)
    Sunday                                        462,674         461,852        0.2%       452,626         463,850      (2.4%)
COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                         191,967         190,904        0.6%       189,845         190,324      (0.3%)
    Sunday                                        187,598         190,659       (1.6%)      188,609         190,207      (0.8%)
TUCSON NEWSPAPER AGENCY:
    Star Daily                                    108,066         101,042        7.0%       104,988         103,068       1.9%
    Citizen Daily                                  30,652          32,021       (4.3%)       31,088          33,709      (7.8%)
                                                  -------         -------       ----        -------         -------      ----
      Combined Daily                              138,718         133,063        4.2%       136,076         136,777      (0.5%)
    Star Sunday                                   163,095         164,850       (1.1%)      167,904         169,950      (1.2%)

                                                 Four Weeks     Four Weeks                 39 Weeks         39 Weeks
                                                   Ended          Ended                      Ended           Ended
                                               September 26,   September 28,             September 26,   September 28,
                                                    2004       2003 (Note 3)   Change        2004        2003 (Note 3)  Change
                                               -------------   -------------   ------    -------------   -------------  -------
ONLINE PAGE VIEWS (in thousands):

St. Louis                                          30,938         21,677       42.7%        284,964         180,957     57.5%
Combined PNI Web sites                              9,222          8,020       15.0%         80,870          66,568     21.5%
Combined Tucson Web sites                           6,784          6,934       (2.2%)        58,978          59,599     (1.0%)
                                                  -------         ------       ----         -------         -------     ----
         Totals                                    46,944         36,631       28.2%        424,812         307,124     38.3%
                                                   ======         ======       ====         =======         =======     ====

Note 4

Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.

                                     - ### -